UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 25, 2005
THE DUN & BRADSTREET CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-15967	22-3725387

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

103 JFK Parkway, Short Hills, New Jersey		07078

(Address of principal executive offices)		(Zip Code)
(973) 921-5500

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Page
Item 2.02. Results of Operations and Financial Condition.	1
Item 9.01. Financial Statements and Exhibits.	1
SIGNATURES	2
EXHIBIT INDEX	3
EX-99.1: PRESS RELEASE
EX-99.1: PRESS RELEASE

(i)

Item 2.02. Results of Operations and Financial Condition.
     The Dun & Bradstreet Corporation (“we,” “D&B” or the “Company”) is furnishing the information under this Item 2.02 and the earnings press release attached hereto insofar as they disclose historical information regarding our results of operations or financial condition for the third-quarter of 2005.
     On October 25, 2005, we issued a press release announcing our financial results for the third-quarter of 2005. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in this Item 2.02 by reference.
     In accordance with General Instruction B.2 of Form 8-K, the information provided pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits.

Exhibit	Description

99.1	Press Release of The Dun & Bradstreet Corporation, dated October 25, 2005 (furnished pursuant to Item 2.02).

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Dun & Bradstreet Corporation

By:	/s/ David J. Lewinter

David J. Lewinter
General Counsel & Corporate Secretary

DATE: October 25, 2005

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release of The Dun & Bradstreet Corporation, dated October 25, 2005 (furnished pursuant to Item 2.02).

3